                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 11, 2003
                                                         ----------------


                           EXACT SCIENCES CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           000-32179                                      02-0478229
 --------------------------                  -----------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


             100 CAMPUS DRIVE, MARLBOROUGH MASSACHUSETTS     01752
            ----------------------------------------------- ---------
               (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:  (508) 683-1200
                                                     --------------

ITEM 9.  REGULATION FD DISCLOSURE

On October 11, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EXACT Sciences Corporation


October 14, 2003                         By: /s/ John A. McCarthy, Jr.
                                             -------------------------
                                             John A. McCarthy, Jr.
                                             Executive Vice President, Chief
                                             Operating Officer, Chief Financial
                                             Officer and Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated October 11, 2003.